                                                                    Exhibit 10.5


                                   AGREEMENT
                                   ---------


     AGREEMENT (this "Agreement"), dated as of December 17, 1999, by and among
(i) MEMRY HOLDINGS, S.A. (the "Buyer"), a Belgian corporation and a wholly-owned subsidiary of Memry Corporation, a Delaware corporation (the "Parent"), (ii) the Parent and (iii) G.I.M.V. (the "Seller").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Seller was previously a shareholder of Advanced Materials and Technologies, N.V., since renamed Memry Europe, N.V. (the "Company"); and

     WHEREAS, pursuant to Section 2.13 of a Stock Purchase Agreement, dated October 30, 1998 (the "Purchase Agreement"), among Buyer, Seller and certain other parties, Buyer owes the Seller $332,948.13 (the "Support Payment"); and

     WHEREAS, Seller is willing to exchange its right to receive the Support Payment for (i) 195,852 shares (the "Purchased Shares") of the Parent's common stock, par value $0.01 per share (the "Parent Common Stock"), and (ii) a Warrant, in the form of Annex I hereto, to purchase up to 39,170 additional shares of Parent Common Stock at a purchase price of $2.00 per share (the "Warrant"), and the Parent and the Buyer desire to issue and deliver the Purchased Shares and the Warrant in exchange for the cancellation and forgiveness of the Support Payment, all upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

     1.   Basic Transaction.
          -----------------

          1.1 Seller hereby forgives the obligation of both Buyer and Parent to make the Support Payment pursuant to Section 2.13 of the Purchase Agreement, and hereby irrevocably releases both Buyer and Parent from any such claim. In exchange for such release and forgiveness, Buyer is hereby delivering to Seller
(i) a certificate, in the name of Seller, for the Purchased Shares, (ii) the Warrant, and (iii) an opinion of Finn Dixon & Herling LLP, the Parent's counsel, in the form of Annex II hereto.

          1.2 The parties agree that, for all tax and accounting purposes, Seller shall be deemed to have paid $300,000 for the Purchased Shares and $32,948.13 for the Warrant.

    2.    Seller's Representations and Warranties.  In connection with the
          ---------------------------------------
issuance of (i) the Purchased Shares, (ii) the Warrants, and (iii) the shares of Parent Common Stock underlying the Warrant upon the exercise thereof ((i), (ii) and (iii), collectively, the "Parent Securities") to the Seller, the Seller hereby represents, warrants and acknowledges to the Buyer and the Parent as follows:

          2.1 The Parent Securities are being acquired by the Seller for its own account, for investment purposes and not with a view to the sale or distribution of all or any part of the Parent Securities, nor with any present intention to sell or in any way distribute the same, as those terms are used in the

Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder.

          2.2 The Seller has sufficient knowledge and experience in financial matters so as to be capable of evaluating the merits and risks of acquiring the Parent Securities.

          2.3 The Seller has reviewed copies of such documents and other information as the Seller has deemed necessary in order to make an informed investment decision with respect to the Seller's acquisition of the Parent Securities.

          2.4 The Seller understands that the Parent Securities may not be sold, transferred or otherwise disposed of without registration under the Act or the availability of an exemption therefrom, and that in the absence of an effective registration statement covering the Parent Securities or an available exemption from registration under the Act, the Parent Securities must be held indefinitely. Further, the Seller understands and has the financial capability of assuming the economic risk of an investment in the Parent Securities for an indefinite period of time.

          2.5 The Seller has been advised that the Seller will not be able to dispose of the Parent Securities, or any interest therein, without first complying with the relevant provisions of the Act and any applicable state securities laws.

          2.6 The Seller acknowledges that the Parent is under no obligation to register the Parent Securities or to furnish any information or take any other action to assist the undersigned in complying with the terms and conditions of any exemption which might be available under the Act or any state securities laws with respect to sales of the Parent Securities in the future.

          2.7 Each certificate representing Parent Securities or any other securities issued or issuable, directly or indirectly, in respect of the Parent Securities upon any stock split, stock dividend, recapitalization, merger, consolidation, share exchange or similar event, including pursuant to Section
4.1 below, shall be endorsed, stamped or otherwise imprinted with a legend in substantially the following form:

     THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, IN EITHER CASE, SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

     Seller agrees that the Parent may make a notation to this effect on its records and instruct any transfer agent of the Parent Securities to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in this section to enforce the provisions of this Agreement.

          2.8 Seller has the capacity and power to enter into and execute this Agreement and to perform fully Seller's obligations hereunder. The execution of this Agreement and the consummation by Seller of the transactions contemplated hereby have been approved and authorized by all necessary corporate action.
This Agreement has been duly executed by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, liquidation and other concursus rules.

          2.9 The execution of this Agreement by Seller, the consummation of the transactions contemplated hereby and the performance by Seller of this Agreement in accordance with its terms and conditions will not: (i) require any Permit (as defined in the Purchase Agreement), or any notice to, filing or registration with, or permit, license, variance, waiver, exemption, franchise, order, consent, authorization or approval of, any other person; (ii) violate, conflict with or result in a breach of any provision of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or modification of, or accelerate the performance required by, or modify (or allow any other party thereto to modify), any of the terms, conditions or provisions of (x) Seller's articles of association or (y) any contract or other agreement to which Seller is a party or by or to which Seller is bound or subject; or (iii) violate any judgment, ruling, order, writ, injunction, award, decree, statute, law, ordinance, code, rule or regulation of any court or foreign, federal, state, provincial, regional, county or local government or any other governmental, regulatory or administrative agency or authority which is applicable to Seller.

     3.   Disposition of Parent Securities.
          --------------------------------

          3.1 Seller hereby agrees that it shall make no disposition of the Parent Securities unless and until:

               3.1.1 Seller shall have notified the Parent of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

               3.1.2 Seller shall have complied with all requirements of this Agreement applicable to the disposition of the Parent Securities; and

               3.1.3 Seller shall have provided the Parent with an opinion of counsel (which counsel shall be Baker & McKenzie or other counsel that is reasonably acceptable to the Parent), in form and substance satisfactory to the Parent, that (i) the proposed disposition does not require registration of the Parent Securities under the Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Act or of any exemption from registration available under the Act (including Rule 144 promulgated thereunder) has been taken.

          3.2 The Parent shall not be required (i) to transfer on its books any Parent Securities that have been sold or transferred in violation of the provisions of this (S)3 or (ii) to treat as the owner of the Parent Securities, or otherwise to accord voting or dividend rights to, any transferee to whom the Parent Securities have been transferred in contravention of this Agreement.

     4.   Anti-Dilution Protection.
          ------------------------

          4.1 If, at any and each time subsequent to the date hereof and prior to December 15, 2001, the "Exercise Price" of the Warrant is reduced by virtue of the provisions of Section 3(b) thereof (or would have been so reduced by virtue of said Section 3(b) but for the fact that the Warrant is then no longer outstanding) to less than $1.70, then Parent will promptly grant and issue to Seller an option, exercisable for thirty (30) days from its receipt thereof by Seller, to purchase, in whole or in part, for a cash purchase price of $0.01 per share, that number of shares of Parent Common Stock equal to the difference between (X) the product of (i) 195,852 plus the number of options, if any, previously delivered to Seller pursuant to this Section 4.1, multiplied by (ii) a fraction, the numerator of which is equal to the lesser of $1.70 and the Exercise Price of the Warrant immediately prior to such reduction in the Exercise Price, and the denominator of which is equal to the Exercise Price of the Warrant immediately after such reduction in the Exercise Price, minus (Y) 195,852 plus the number of options, if any, previously delivered to Seller pursuant to this Section 4.1.

          4.2 The obligations of Parent pursuant to Section 4.1 above are conditioned upon and subject to Seller making such representations and warranties to Parent as are reasonably required by Parent in order to ensure compliance by Parent with applicable securities laws.

     5.   Representations and Covenants of Parent.
          ---------------------------------------

          5.1 The Parent hereby represents and warrants to the Sellers that, but for the failure of the bid price of the Company's common stock to meet the requirements of the National Association of Securities Dealers, Inc. ("NASD") for listing on The Nasdaq Small Cap Market, the Company currently meets all stated requirements for its common stock to be so listed.

          5.2 The Parent agrees (i) to reapply to the NASD for listing of its common stock on The Nasdaq Small Cap Market promptly upon the closing bid price of such common stock being at or above $4.00 per share for twenty consecutive trading days, and (ii) upon the filing of such application, to use its reasonable efforts to effect such a listing. For purposes of providing the benefits of Rule 144 promulgated under the Act to the Seller, the Parent agrees to file with the U.S. Securities and Exchange Commission, in a timely manner, all reports and other documents required of the Parent under the Act and the U.S. Securities Exchange Act of 1934, as amended.

          5.3 Each of Buyer and Parent has the capacity and power to enter into and execute this Agreement and each other agreement and instrument to be entered into by such party pursuant hereto and to perform fully its obligations hereunder and thereunder. The execution by Buyer and Parent of this Agreement and such other agreements and instruments, the consummation by Buyer and Parent of the transactions contemplated hereby and thereby and the performance by Buyer and Parent of their respective obligations hereunder and thereunder (including, without limitation, the authorization of the issuance of the Parent Securities), have been approved and authorized by all necessary corporate action of the Buyer and the Parent, respectively. This Agreement has been duly executed by the Buyer and the Parent and each other agreement and instrument to be entered into by the Buyer or the Parent pursuant hereto has been duly executed by such party and each constitutes the valid and binding obligation of the Buyer and/or the Parent, as the case may be, enforceable against such party in accordance with its respective terms, subject to applicable bankruptcy, liquidation and other concursus rules.

          5.4 The execution of this Agreement and each other agreement to be entered into by Buyer and Parent pursuant hereto, the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not: (i) violate, conflict with or result in a breach of any provision of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a creation of any Lien upon any of the assets, properties or businesses of the Buyer or the Parent under, any of the terms, conditions or provisions of (x) the Buyer's Articles of Association or the Parent's Certificate of Incorporation and by-laws, each as amended, or (y) any contract or other agreement to which the Buyer or the Parent or any of their respective assets, properties or businesses is subject; or (ii) violate any judgment, ruling, order, writ, injunction, award, decree, statute, law, ordinance, code, rule or regulation of any Belgian, U.S. or other court, or Belgian, U.S. or foreign or other federal, state, provincial, regional, county or local government or any other governmental, regulatory or administrative agency or authority which is applicable to the Buyer or the Parent or any of their respective assets, properties or businesses; or (iii) require any Permit, or any notice to, filing or registration with, or permit, license, variance, waiver, exemption, franchise, order, consent, authorization or approval of, any other person that has not been obtained.

          5.5 The Purchased Securities are duly and validly issued, fully-paid and non-assessable. Upon the proper exercise of the Warrants and the delivery of shares of Parent Common Stock pursuant thereto, such shares shall be duly and validly issued, fully-paid and non-assessable. The Parent has reserved 39,170 shares of Parent Common Stock for issuance upon the full exercise of the Warrant. The Parent has filed all reports, registration statements, definitive proxy statements and other documents and all amendments thereto and supplements thereof required to be filed by it with the U.S. Securities and Exchange Commission since October 31, 1996 (the "SEC Reports"), all of which have complied in all material respects with all applicable requirements of the Act, the Exchange Act and the rules and regulations promulgated thereunder. As of the respective dates of filing in final or definitive form (or, if amended or superseded by a subsequent filing, then on the date of such subsequent filing), none of the Parent's SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. The Parent has only one class of common stock, which is not divided into series, and no classes of preferred stock, outstanding. Upon delivery of the Parent Securities pursuant to this Agreement, the Seller will acquire valid title thereto, free and clear of any Lien (except for Liens arising under this Agreement and the agreements contemplated hereby, Liens existing with respect to the Seller or created by the Seller and restrictions imposed upon the transfer of securities by applicable securities laws).

     6.   Miscellaneous.
          -------------

          6.1  Entire Agreement.  This Agreement contains the entire agreement
               ----------------
among the parties with respect to the subject matter hereof and supersedes all prior contracts and other agreements, written or oral, with respect hereto.

          6.2  Waivers and Amendments.  This Agreement may be amended, modified,
               ----------------------
superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

          6.3  Governing Law.  This Agreement shall be governed by, and
               -------------
construed and enforced in accordance with, and subject to, the laws of the State of New York, U.S.A.

          6.4  Jurisdiction.  Any dispute arising from this Agreement shall be
               ------------
settled by arbitration in accordance with the Commercial Arbitration Rules (the "Rules") and the Guidelines for Expediting Larger, Complex Commercial Arbitrations of the American Arbitration Association (the "AAA"), and judgment upon the award rendered in such arbitration may be entered in any court having jurisdiction over it. The arbitration shall be conducted in New York, New York. There shall be one arbitrator (referred to as the "Arbitrator"). The parties shall endeavor to agree on the selection of an Arbitrator, but if no agreement has been reached within 40 days of claimant's demand that an arbitrator be selected the Arbitrator shall be selected by the AAA upon the request of any party. The Arbitrator shall conduct himself as neutral, and be subject to disqualification pursuant to Section 19 of the Rules. The Arbitrator shall be compensated at his normal hourly or per diem rates for all time spent in connection with the arbitration proceeding, and pending final award, appropriate compensation and expenses shall be advanced equally by the parties. Within 15 days after the Arbitrator has been appointed, a preliminary hearing among the Arbitrator and counsel for the parties shall be held for the purpose of evolving a written plan for the management of the arbitration that shall promote the efficient, expeditious and cost-effective conduct of the proceeding. Nothing in this (S)7.4 shall prevent a Party from seeking injunctive relief pending a decision of an arbitrator pursuant to this (S)7.4 or to enforce such a decision in any court having jurisdiction over the Party against whom injunctive relief or enforcement is sought.

          6.5  Binding Effect; Benefit.  This Agreement shall inure to the
               -----------------------
benefit of and be binding upon the parties hereto and their respective successors and assigns. The Parent is a direct, contemplated third party beneficiary of this Agreement and may bring action (in accordance with (S)6.4) to enforce the terms hereof.

          6.6  Variations in Pronouns.  All pronouns and any variations thereof
               ----------------------
refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

          6.7  Construction.  While the Parent's counsel prepared this
               ------------
Agreement, the parties have participated jointly in the negotiation of this Agreement. In the event an ambiguity or question of intent arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The word "including" shall mean including without limitation.

          6.8  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          6.9  Headings.  The headings in this Agreement are for reference
               --------
purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          6.10 Severability.  If any term, provision, covenant or restriction
               ------------
of this Agreement, or any part thereof, is held by a court of competent jurisdiction or any foreign, federal, state, county or local government or any other governmental, regulatory or administrative agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


Buyer:                                       MEMRY HOLDINGS, S.A.


                                             By:  /s/
                                                -----------------------------
                                                Name:
                                                Title:


Parent:                                      MEMRY CORPORATION


                                             By: /s/
                                                -----------------------------
                                                Name:
                                                Title:


Seller:                                      G.I.M.V.


                                             By: /s/
                                                -----------------------------
                                                Title:


                                             By:   /s/
                                                -----------------------------
                                                Name:
                                                Title:

                                                                       Exhibit A


THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, IN EITHER CASE, SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

FURTHERMORE, THE SALE, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION AND THE VOTING OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AGREEMENT BY AND AMONG THE INITIAL HOLDER OF THIS CERTIFICATE, MEMRY HOLDINGS, N.V., AN AFFILIATE OF THE ISSUER OF THIS CERTIFICATE, AND THE ISSUER OF THIS CERTIFICATE. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE ISSUER OF THIS CERTIFICATE.

Warrant Cert. No. 99-1        Warrants to Purchase 39,170 Shares of Common Stock

Date: December 17, 1999


                             TRANSFERABLE WARRANTS
                          TO PURCHASE COMMON STOCK OF
                               MEMRY CORPORATION


     THIS CERTIFIES THAT, for value received, G.I.M.V., with an address of Karel Oomsstraat 37, B-2018 Antwerpen, Belgium, or registered assignees, is entitled to purchase from Memry Corporation, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), at a purchase price equal to the "Exercise Price" (as hereinafter defined), at any time from and after the date hereof to and including the "Final Exercise Date" (as hereinafter defined), 39,170 shares of the Company's Common Stock, $.01 par value (the "Warrant Shares"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The Exercise Price shall initially be Two and 00/100 Dollars ($2.00) per share, subject to adjustment as hereinafter provided.

     Certain capitalized terms used in this Warrant Certificate and not otherwise defined are defined in paragraph 4 hereof. By accepting this Warrant Certificate, the holder agrees to be bound by the terms hereof.

     THESE WARRANTS ARE SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS:

     1.   (a) Exercise of Warrants. The rights represented by this Warrant
              --------------------
Certificate may be exercised by the registered holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by (i) the delivery of this Warrant Certificate, together with a properly completed Subscription Form, to the principal office of the Company at 57 Commerce Drive, Brookfield, Connecticut 06804 (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof) and (ii) payment to the Company, in immediately available funds, of the Exercise Price for the Warrant Shares being purchased. Certificates for the Warrant Shares so purchased (together with a cash adjustment in lieu of any fraction of a share) shall be delivered to the holder hereof within a reasonable time, not exceeding twenty
(20) business days, after the rights represented by this Warrant Certificate shall have been so exercised and paid for, and, unless these Warrants have expired, a new Warrant Certificate representing the number of Warrants, if any, with respect to which this Warrant Certificate shall not then have been exercised, in all other respects identical with this Warrant Certificate, shall also be issued and delivered to the holder hereof within such time, or appropriate notation may be made on this Warrant Certificate and the same returned to such holder.

          (b)  Transfer Restriction Legend.  Each certificate for Warrant
               ---------------------------
Shares issued upon exercise of these Warrants shall bear the legends appearing on the first page of this Warrant Certificate.

     2.   Special Agreements of the Company.  The Company covenants and agrees
          ---------------------------------
that:

          (a)  Character of Warrant Shares. All Warrant Shares which may be
               ---------------------------
issued upon the exercise of the Warrants represented hereby, upon issuance, will be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, that it will take from to time all such action as may be requisite to ensure that the par value per share (if any) of the Common Stock is at all times equal to or less than the then effective Exercise Price, and that it will refrain from taking any action which could pursuant to the terms of the Warrants result in the Exercise Price per share being less than the par value per share of the Common Stock;

          (b)  No Violations. The Company will take all such action as may be
               -------------
necessary to ensure that Warrant Shares may be so issued without violation of any applicable United States state or federal law or regulation, or of any requirements of any securities exchange or inter-dealer quotation system upon which the Common Stock of the Company may be listed or quoted;

          (c)  Actions in Avoidance. The Company will not, by amendment of its
               --------------------
Certificate or Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant Certificate and in taking all of such action as may be necessary or appropriate in order to protect the rights of the holders of these Warrants; and

          (d)  Financial Information. The Company will, if requested, provide
               ---------------------
each Warrant holder copies of all annual, quarterly and current reports required to be filed by it pursuant to Section 13 or 15 of the Securities Exchange Act of 1934, as amended, and in addition, promptly after requested, such other information concerning the Company as any Warrant holder may reasonably require
(i) in order to comply with any law or governmental regulation, order of any court, or order, inquiry or investigation of any governmental agency or instrumentality, or (ii) in order to exercise any right or privilege of such Warrant holder or to enforce any obligation of the Company under the Warrants or any agreement or instrument executed and delivered in connection therewith.

     3.   (a)  Certain Adjustments.  The Exercise Price hereof and the number
               -------------------
of shares of Common Stock that may be purchased upon the full exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided.

          (b)  Economic Diluting Issuances.
               ---------------------------

               (i) If the Company shall at any time or from time to time prior to the Final Expiration Date issue shares of Common Stock, other than Excluded Stock (as defined below), without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Common Stock, the Exercise Price in effect immediately prior to each such issuance or adjustment shall forthwith be reduced, concurrently with such issue, to a price (calculated to the nearest cent) equal to the consideration paid in connection with such issuance.

               (ii) For the purposes of any adjustment of the Exercise Price pursuant to this clause (b), the following provisions shall be applicable:

               1. In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

               2. In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors of the Company, irrespective of any accounting treatment; provided, however, that such fair market value as determined by the Board of Directors, together with any cash consideration being paid, shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued.

               3. In the case of the issuance of (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock, or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                     (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (1) and (2) above with the proviso in subdivision (2) being applied to the number of shares of Common Stock deliverable upon such exercise), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                     (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversions or exchanges thereof shall be deemed to have been issued at the time such securities were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (1) and (2) above with the proviso in subdivision (2) being applied to the number of shares of Common Stock deliverable upon such conversion, exchange or exercise);

                     (C) on any change in the number of shares of Common Stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                     (D) on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

          (c) Stock Dividends, Subdivisions, Split-Ups. If, at any time prior to
              ----------------------------------------
the Final Expiration Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased.

          (d) Stock Combinations. If, at any time prior to the Final Expiration
              ------------------
Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Exercise Price shall be appropriately increased in proportion to such decrease in outstanding shares.

          (e) Certain Dividends. If, at any time prior to the Final Expiration
              -----------------
Date, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the difference of (x) the Current Market Price of one share of Common Stock minus
(y) the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator shall be such Current Market Price.

          (f) All calculations under this Section 3 shall be made to the nearest cent or to the nearest share, as the case may be.

          (g) Whenever the Exercise Price shall be increased or decreased pursuant to subsections (c), (d) and/or (e) of this Section 3, but not pursuant to subsection (b) of this Section 3, the number of shares of Common Stock acquirable upon the full exercise hereof shall be increased (in the case of a decrease in the Exercise Price) or decreased (in the case of an increase in the Exercise Price) to that number of shares of Common Stock obtained by multiplying the number of shares for which this Warrant was fully exercisable immediately before the event giving rise to the Exercise Price adjustment by a fraction, the numerator of which is the Exercise Price immediately prior to such event and the denominator of which is the Exercise Price immediately upon the consummation of such event. Whenever the Exercise Price shall be adjusted as provided in Section 3, the Company shall prepare a statement showing the facts requiring such adjustment and the Exercise Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to the holder of this Warrant at its address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (i) of this Section 3.

          (h) Adjustments made pursuant to clauses (b), (c), (d) and (e) above shall be made on the date such issuance, dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and, with respect to clauses (c), (d) and (e), shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

          (i) In the event the Company shall propose to take any action of the types described in clauses (c), (d) or (e) of this Section e, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

          (j) In any case in which the provisions of this Section 3 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (k) The sale or other disposition of any shares of Common Stock theretofore held in the treasury of the Company shall be deemed to be an issuance thereof.

     4.   Definitions.  The terms defined in this paragraph, whenever used in
          -----------
this Warrant Certificate, shall, unless the context otherwise requires, have the respective meanings hereinafter specified:

          (a) "Common Stock" shall mean and include the Company's Common Stock,
               ------------
$.01 par value, and shall also include in case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in paragraph 3(c) hereof, the stock, securities or assets provided for in such paragraph.

          (b) "Company" shall mean Memry Corporation and also include any
               -------
successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

          (c) "Current Market Price" shall mean, at any date and with respect to
               --------------------
one share of Common Stock, the average of the daily closing prices for the 30 consecutive business days ending no more than five business days before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by The National Quotation Bureau Incorporated); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to herein are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors of the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

          (d) "Excluded Stock" shall mean shares of Common Stock issued by the
               --------------
Company (A) as a stock dividend payable in shares of Common Stock or upon any subdivision or split-up of the outstanding shares of Common Stock, (B) in connection with the issuance of shares of Common Stock (including any share of Common Stock deemed to have been issued pursuant to subdivision 3 of Section 3(b)(ii) above as a result of the issuance of options or other convertible or exchangeable securities) (appropriately adjusted for stock splits and combinations) to directors, officers, or employees of, or consultants to, the Company in connection with their services as directors or consultants of the Company or their employment by the Company, (C) upon exercise and/or conversion of any options, warrants, convertible notes and/or other securities outstanding on the date hereof, (D) in exchange for all (or substantially all) of the assets or all (or substantially all) of the equity of another entity (including by way of stock purchase, asset purchase, merger and/or consolidation, and (E) pursuant to the Agreement of even date herewith between the Company and the initial holder hereof (including without limitation pursuant to Section 4.1 thereof).

          (e) "Final Exercise Date" shall mean December 15, 2002.
               -------------------

          (f) "Warrant Certificate" shall mean this instrument evidencing the
               -------------------
Warrants issued to the Warrant holder on this date.

          (g) "Warrant holder(s)" shall mean the registered holder(s) of the
               -----------------
Warrants.

         (h) "Warrants" shall mean the Warrants represented by this Warrant
              --------
Certificate and all Warrants issued in exchange, transfer or replacement or hereof or thereof.

         (i) "Warrant Shares" shall mean the shares of Common Stock
              --------------
purchased or purchasable by the holders of Warrants upon the exercise thereof pursuant to paragraph 1.

     5.   Exchange, Replacement and Assignability. This Warrant Certificate is
          ---------------------------------------
exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company described in paragraph 1, for new Warrant Certificates of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares as shall be designated by such holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate or any such new Warrant Certificates and, in the case of any such loss, theft or destruction, of a bond of indemnity or other security satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of such mutilated Warrant Certificate, the Company will issue to the holder hereof a new Warrant Certificate of like tenor and date, in lieu of this Warrant Certificate or such new Warrant Certificates, representing the right to purchase the number of Warrant Shares which may be purchased hereunder. Subject to compliance with paragraph 2, this Warrant and all rights hereunder (including without limitation all registration rights) are transferable in whole or in part upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new Warrant Certificate shall be made and delivered by the Company, of the same tenor and date as this Warrant Certificate but registered in the name of the transferee, upon surrender of this Warrant Certificate, duly endorsed, to the office or agency of the Company. All expenses, taxes (other than stock transfer taxes, which shall be the obligation of the Warrant holder) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this paragraph 5 shall be paid by the Company.

     6.   No Rights as Stockholder; Survival of Rights. Neither this Warrant
          ---------------------------------------------
Certificate nor the Warrants represented hereby shall entitle the holder hereof to any voting rights or any rights as a stockholder of the Company. The rights and obligations of the Company, of the holder of these Warrants and of any holder of Warrant Shares issued upon exercise of these Warrants shall survive the exercise of these Warrants.

     7.   Governing Law; Amendments and Waivers; Headings. The validity,
          -----------------------------------------------
interpretation and performance of this Warrant Certificate and each of its terms and provisions shall be governed by the laws of the State of Connecticut. No provision of this Warrant Certificate may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought. The headings in this Warrant Certificate are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

     8.   Notices. Any notice or other document required or permitted to be
          -------
given or delivered to Warrant holders shall be delivered at, or sent by certified or registered mail to each Warrant holder at, the address shown or to such other address as shall have been furnished to the Company by such Warrant holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to the principal office of the Company at 57 Commerce Drive, Brookfield, Connecticut 06804 Attention: Chairman, or such other address as shall have been furnished to the Warrant holders by the Company.

         IN WITNESS WHEREOF, Memry Corporation has caused this Warrant Certificate to be signed by its duly authorized officer under its corporate seal, duly attested by its authorized officer, and to be dated as of December 17, 1999.

                                            MEMRY CORPORATION



                                            By:___________________________
                                               Name:
                                               Title:

                              NOTICE OF ELECTION
                             TO: MEMRY CORPORATION


     The undersigned, the registered holder of Warrant Cert. No. 99-1, hereby irrevocably elects to exercise the purchase right represented by such Warrant Certificate for, and to purchase thereunder, ____________________ shares of Common Stock of Memry Corporation and herewith makes payment of U.S.____________ therefor, and requests that the certificate for the Common Stock, which will be issued in the following name, be delivered to the attention of the undersigned at the following address:


                 ____________________________________________
                 ____________________________________________
                 ____________________________________________



         The undersigned hereby represents and warrants to the Company that the representations made by it on December __, 1999, with respect to the original acquisition of the warrants described herein in the Agreement between the Company, the undersigned and Memry Europe, N.V., are true and correct as of the date hereof with respect to the undersigned's purchase of the Common Stock described above.


Date:______________________


                                        Name:_________________________
                                        By:___________________________
                                        Title:________________________